UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

Technologies Scan Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	333-173569 (Commission File Number)	99-0363559 (IRS Employer Identification No.)

331 Labelle, St-Jerome, Quebec, Canada, J7Z 5L2 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (855) 492-5245

14517 Joseph-Marc-Vermette, Mirabel, Quebec, Canada, J7J 1X2
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Change of Address

On April 23, 2012, Technologies Scan Corp., a Nevada corporation (the “Registrant”) changed the address of its executive offices to 331 Labelle, St-Jerome, Quebec, Canada, J7Z 5L2.

Change of Telephone Number

On April 23, 2012, the Registrant changed its telephone number to (855) 492-5245.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Technologies Scan Corp.

Date: April 27, 2012	By:	/s/ Ghislaine St-Hilaire
Ghislaine St-Hilaire President, Director